Exhibit 10.6

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT (the “Agreement”) is dated this July 9, 2015, by and between LOGIC WORKS, LLC (“Logic Works”) and TCA GLOBAL CREDIT MASTER FUND, LP (“TCA”) (together the “Creditors” and each a “Creditor”).

RECITALS:

WHEREAS, Logic Works previously made a loan to GrowLife, Inc., a corporation incorporated under the law of the State of Delaware (the “Company”), in the original principal amount of up to Five Hundred and No/100 United States Dollars ($500,000) and an additional principal amount of up to Five Hundred and No/100 United States Dollars ($500,000) (the “Logic Works Loan”), which Logic Works Loan are evidenced by, among other things, those certain loan documents dated on or about December 25, 2013 and that certain Secured Credit Facility dated on or about June 25, 2014 (the “Logic Works Credit Agreement” together with all other documents executed by the Company and Guarantors (as defined herein) in connection with the Logic Works Credit Agreement, and all amendments, extensions, supplements and renewals thereof, are sometimes hereinafter collectively referred to as the “Logic Works Loan Documents”), and which Logic Works Loan and Logic Works Credit Agreement are secured by all assets and property of the Company now existing or hereafter acquired, as well as all assets of the Company’s subsidiaries, Business Bloom Inc., a corporation incorporated under the laws of the State of California, Evergreen Garden Centers LLC, a limited liability company organized and existing under the laws of the State of Delaware, Growlife Hydroponics, Inc., a corporation incorporated under the laws of the State of Delaware, Rocky Mountain Hydroponics, a limited liability company organized and existing under the laws of the State of Colorado, SG Technologies Corp., a corporation incorporated under the laws of the State of Nevada, Soja, Inc., a corporation incorporated under the laws of the State of California, Phototron, Inc., a corporation incorporated under the laws of the State of California, and Growlife Productions, Inc., a corporation incorporated under the laws of the State of California and any other entity owned and controlled by the Company or affiliates, currently or in the future (collectively, the “Guarantors”, and together with the Company, the “Credit Parties”) (together, all assets and property of the Credit Parties now existing or hereafter acquired, the “Logic Works Collateral”); and

WHEREAS, TCA has agreed to make loans to the Company in the principal amounts of up to Three Million and No/100 Dollars ($3,000,000.00) (the “TCA Loan”), which are evidenced by certain Securities Purchase Agreements and Secured Redeemable Debentures, each dated as of April 30, 2015 and made effective as of July 9, 2015 (together, the “TCA Loan Agreement”), which TCA Loan and TCA Loan Agreement are secured by all assets and property of the Credit Parties now existing or hereafter acquired (collectively, the “TCA Collateral”), pursuant to those certain Security Agreements, each dated as of the date hereof, each made by and between each Credit Party and TCA (the “TCA Security Agreements”) (the TCA Loan Agreement and the TCA Security Agreements, together with all other documents executed by the Company in connection with the TCA Loan Agreement, and all amendments, extensions, supplements, additional debentures, and renewals thereof, and/or any and all other documents or instruments evidencing any liability of the Credit Parties which exist as of the date hereof or which shall exist following the date hereof in favor of TCA are sometimes hereinafter collectively referred to as the “TCA Loan Documents”) (the Logic Works Loan Documents and TCA Loan Documents and/or any and all other documents or instruments evidencing any liability of the Credit Parties which exist as of the date hereof or which shall exist following the date hereof are sometimes hereinafter collectively referred to as the “Creditor Loan Documents” and the Logic Works Collateral and the TCA Collateral are sometimes hereinafter collectively referred to as the “Collateral”); and

WHEREAS, the Creditors intend that the Logic Works Loan and the TCA Loan shall be secured on a pari passu basis with respect to the Collateral; and

WHEREAS, the Creditors wish to memorialize their agreements concerning their respective rights, duties and obligations to one another with respect to the security interests granted under the Creditor Loan Documents;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound, do hereby agree as follows:

1.          Recitals. Each of the parties represent and warrant that their individual recitals set forth above are true and correct and are hereby incorporated herein by this reference.

2.          Ranking of Interests. Each Creditor agrees and acknowledges that all sums secured or owing to either Creditor under the Creditor Loan Documents shall be and are hereby declared by each Creditor to be held by the Creditors on a pari passu and pro-rata basis between the Creditors, in proportion to such Creditor’s outstanding principal amount owing under the Creditor Loan Documents at any given time that a determination needs to be made, respectively and as applicable (such pari passu and pro-rata basis or pro-rata share hereinafter referred to as the “Pro-Rata Share” or a “Pro-Rata Basis”).

Notwithstanding anything to the contrary contained in any Creditor Loan Documents and irrespective of: (i) dates, times or order of when a Creditor made its loan to the Company under the Creditor Loan Documents; (ii) the time, order or method of attachment or perfection of the security interests created in favor of either Creditor; (iii) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect security interests in any collateral; (iv) anything contained in any filing or agreement to which any Creditor now or hereafter may be a party; (v) the rules for determining perfection or priority under the Uniform Commercial Code or any other law governing the relative priorities of secured creditors; (vi) the time or order of obtaining control or possession of any Collateral; or (vii) or the failure to perfect or maintain the perfection or priority of any security interests, each Creditor hereby agrees and acknowledges that: (x) each of the Creditors has a valid security interest in the Collateral and (y) the security interests of each Creditor in any Collateral pursuant to any Creditor Loan Documents shall be on Pro-Rata Basis with each other.

3.          Default.

(a)          Cross Default; Notice of Default. The Creditors and the Credit Parties agree that a default by the Credit Parties not cured within any applicable cure period under any of the Creditor Loan Documents shall be a default under all of the Creditor Loan Documents. In that regard: (i) upon the occurrence of a default by the Credit Parties not cured within any applicable cure period under the Logic Works Loan Documents, Logic Works, if aware, shall notify TCA in writing of the occurrence of any such default within two (2) business days after the occurrence thereof; and (ii) upon the occurrence of a default by the Credit Parties not cured within any applicable cure period under the TCA Loan Documents, TCA, if aware, shall notify Logic Works in writing of the occurrence of any such default within two (2) business days after the occurrence thereof.

(b)          Enforcement of Rights. Upon the occurrence and during the continuance of any default by the Company under any of the Creditor Loan Documents, subject to Section 4(a), TCA, acting as Collateral Agent (as defined below), shall have the exclusive right (but not the obligation) to exercise and enforce all rights and remedies available to the Creditors as they relate to the Credit Parties, on behalf of and for the benefit of the Creditors, including, without limitation, the right to foreclose or enforce any remedies against any of the Collateral, and the right to exercise any and all rights, on behalf of the Creditors, in any insolvency, bankruptcy or other similar proceedings for the benefit of creditors involving the Credit Parties or the Collateral, all in accordance with the terms of this Agreement.

(c)          Conversion Rights. Notwithstanding anything which may be contained in this Agreement to the contrary, Logic Works shall maintain the right to convert any and all of the outstanding debt owing under and pursuant to the Logic Works Loan Documents into common stock of the Company. TCA shall have no right to restrict any conversion of debt owing to Logic Works into common stock of the Company. The definition of “Collateral” for purposes of this Agreement or any Creditor Loan Document shall not include the common stock of the Company.

4.           Collateral Agent.

(a)          Designation of Collateral Agent. The Creditors hereby agree that TCA shall be and hereby is designated and appointed as the collateral agent hereunder with respect to the Credit Parties and the Collateral (the “Collateral Agent”) provided that TCA has funded a minimum of Seven Hundred Thousand and No/100 United States Dollars (US$700,000.00) to the Company pursuant to the TCA Loan Documents. In the event that TCA elects in writing, by Notice to Logic Works, that it does not intend to be the Collateral Agent, upon such designation in writing, TCA shall transfer such rights to Logic Works.

(b)          Power and Authority of Collateral Agent. Each of the Creditors hereby agrees, acknowledges and grants to the Collateral Agent, subject to Paragraph 4(a) above, the full power and authority, on behalf of each Creditor, individually, and on behalf of all Creditors, as a group to undertake any and all actions as the Collateral Agent may determine or elect to take, in its reasonable and good faith judgment, in accordance with this Agreement, in pursuit and enforcement of any of the Creditor Rights. Such actions include, without limitation: (i) the right to hire counsel to represent the Collateral Agent and Creditors, to provide advice and counsel to the Collateral Agent and Creditors in connection with Collateral Agent’s pursuit and enforcement of the Creditor Rights, and to file any actions, claims or proceedings that the Collateral Agent determines to pursue in accordance with this Agreement; (ii) the right to deliver to the Company notices of default, and/or declare all sums due and owing under all Creditor

Loan Documents to be immediately due and payable; (iii) the right to proceed to protect, exercise and enforce, on behalf of all Creditors, the Creditor Rights against the Company or any other individual, partnership, limited liability company, limited liability partnership, corporation, trust, joint venture, joint stock company, association, unincorporated organization, government or agency or political subdivision thereof, or other entity (“Persons”), and such other rights and remedies as are provided by law or equity or otherwise available under the Creditor Loan Documents; (iv) the right to enforce, foreclose upon and immediately transfer the full right, title and interest in and to the membership interests and/or stock of the Credit Parties pursuant to any existing pledge agreement (and Logic Works hereby irrevocably assigns any and all rights contained in any existing pledge agreement to the Collateral Agent as of the date hereof) (for the avoidance of doubt, the rights contained in this sub-part shall not affect the rights of Logic Works to convert into the common stock of the Company and the common stock of the Company shall not be considered “Collateral” hereunder); (v) the right to file any and all claims or to otherwise make any required filings in any bankruptcy or insolvency proceedings or other proceedings for the protection of creditors, as agent for the Creditors; and (vi) all other actions that Collateral Agent may determine or elect to undertake in accordance with the terms of this Agreement. Notwithstanding the foregoing or anything herein to the contrary stated, the Collateral Agent and/or each Creditor will use commercially reasonable efforts to avoid duplication of and mitigate any matter or thing as it relates to, without limitation, efforts, time, costs and fees for any work or action that entails the engagement of attorneys, accountants and other professionals and experts.

(c)          Actions Requiring Unanimous Approval. Notwithstanding anything contained in this Agreement to the contrary, the Collateral Agent shall not take any of the following actions, unless such actions have been unanimously approved by the Creditors in writing: (i) any waiver of any Creditor Rights; (ii) any compromise or settlement of any Creditor Rights; and (iii) termination of this Agreement.

(d)          Creditor Action. With respect to any matter that requires approval of the Creditors (or any matter which the Collateral Agent elects to submit to the Creditors for approval), any such requested action shall be submitted by the Collateral Agent to each Creditor in writing and delivered to each Creditor for its review. Collateral Agent shall send all Creditor communications, notifications and requests by U.S. Mail, return receipt requested (“Return Receipt”) and, shall otherwise govern itself pursuant to the notice provisions contained in Section 13(a) hereof (the date upon which any Creditor received any notice, as indicated in the Return Receipt, shall be referred to herein as a “Notice”). Upon Notice each Creditor shall have five (5) business days to provide its approval or disapproval of such matter to the Collateral Agent so long five (5) business days is a reasonable time frame to review and conduct reasonable due-diligence of the matter submitted. Accordingly, any Creditor’s failure to respond to the Collateral Agent within such five (5) business day period of subject to the Notice (or such shorter time period as may reasonably be required per the terms below) shall be deemed an approval of such matter by such Creditor, and the Collateral Agent shall have the full right and authority under this Agreement to rely on such deemed approval as if such Creditor specifically approved such matter. In the event timing in approving any matter submitted hereunder requires that a Creditor provide its approval or disapproval in a shorter period of time than such five (5) business day period, and such shorter time is reasonable, then when submitting such matter to the Creditors for approval, the Collateral Agent shall, in its written notice, expressly state the shorter period required and the reason or necessity for such shorter time period, and the five (5)

business day approval period shall be automatically reduced to such shorter time period as is provided in the written Notice requesting approval from the Collateral Agent.

5.            Power of Attorney.

(a)          Grant of Power. To effectuate the terms and provisions hereof, each Creditor, individually, and all Creditors, collectively, hereby appoint the Collateral Agent as each Creditor’s attorney-in-fact (and the Collateral Agent hereby accepts such appointment) solely for the purpose of carrying out the provisions of this Agreement including, without limitation, taking any and all actions on behalf of the Creditors subject to and in accordance with the terms and provisions of this Agreement.

(b)          Ratification. All acts done under the foregoing authorization are hereby ratified and approved by each Creditor, and Collateral Agent shall not be liable for any acts of commission or omission, for any error of judgment, or for any mistake of fact or law, except for acts of gross negligence or willful misconduct.

(c)          Irrevocable Power. The powers of attorney granted pursuant to this Agreement, being coupled with an interest, are irrevocable unless and until this Agreement is terminated in accordance with Section 8 below.

(d)          Further Assurances. Each Creditor hereby agrees to promptly provide all reasonable cooperation, and to execute any other documents or instruments reasonably required or requested by the Collateral Agent, to evidence the power and authority granted by each Creditor to the Collateral Agent hereunder.

6.            Expenses of the Collateral Agent.

(a)          Creditors Responsible for all Costs. Subject to Section 4. (b), the Creditors shall pay and be responsible for any and all costs and expenses incurred by the Collateral Agent in its pursuit of the Creditor Rights, including all expenses and fees of attorneys, accountants and other professionals and experts the Collateral Agent may retain, if any, all of such costs and expenses to be borne by the Creditors on a Pro-Rata Basis and otherwise in accordance with the terms of this Agreement. Notwithstanding the foregoing or anything herein this Agreement contained to the contrary, no Creditor shall be obligated to pay for any cost or expense incurred by the Collateral Agent and/or other Creditor absent their express written pre-approval.

(b)          Requirement for Funds. If at any time Collateral Agent determines that funds are needed to carry out the purposes of this Agreement, the Collateral Agent shall deliver a Notice to each Creditor advising them of the need for funds and setting forth the amount of funds required (“Required Funds”). Each Creditor shall have five (5) business days from the date of the request for the Required Funds is deemed delivered by the Collateral Agent to pay and deliver to the Collateral Agent, in accordance with Section 6(c) below, such Creditor’s Pro- Rata Share of such Required Funds (provided, however, to the extent the Collateral Agent is also a Creditor hereunder, such Creditor, also being the Collateral Agent, shall not have an obligation to fund its Pro-Rata Share of such Required Funds in accordance with section 6(c), but rather only its obligation to be responsible for its Pro-Rata Share of such Required Funds).

Notwithstanding the foregoing or anything herein this Agreement contained to the contrary, no Creditor shall be obligated to pay for any cost or expense incurred by the Collateral Agent and/or other Creditor absent their express written pre-approval.

(c)          Method of Funding. Any requirement to fund sums of money under this Agreement shall be undertaken by each Creditor funding such required amount in lawful U.S dollars, by wire transfer to any account designated by the Collateral Agent from time to time.

(d)          Failure to Deliver Required Additional Funds. To the extent any Creditor fails to deliver its Pro-Rata Share of Required Funds in accordance with Section 6(b) above, Collateral Agent may (but shall have no obligations to do so) advance any such sums at any time, and any such sums so advanced, together with interest thereon at the rate of fifteen percent (15%) per annum from the date of outlay until such sums are repaid in full, shall be due and owing to Collateral Agent and be repaid in accordance with Section 12 below.

7.           Duties of the Collateral Agent; Standard of Care.

(a)          Collateral Agent Duties. The Creditors hereby agree and acknowledge that the Collateral Agent’s duties are those expressly set forth in this Agreement, and that the Collateral Agent is hereby authorized to perform those duties in accordance with the standards set forth in this Agreement. Except with respect to Collateral Agent’s obligation to distribute any sums recovered hereunder, if any, in accordance with the terms of Section 12 below, Collateral Agent shall not be a trustee or fiduciary for any of the Creditors in administering or pursuing the Creditor Rights. All actions pursued hereunder by the Collateral Agent shall be so pursued by Collateral Agent, on behalf of the Creditors under this Agreement. Each of the Creditors hereby recognizes and agrees that by joining into this Agreement, all of its Creditor Rights are thereafter to be handled and administered by the Collateral Agent under the terms of this Agreement, and, prior to the termination of this Agreement, such Creditor shall have no remaining direct rights to pursue the Creditor Rights individually or separately, and only have derivative rights to pursue such Creditor Rights through the Collateral Agent and this Agreement, so long as Collateral Agent performs it obligations diligently, professionally, competently and without bias, and in a manner upholding commercial standards of duty and care for each Creditor commensurate with such undertaking. Each Creditor further acknowledges and agrees that Collateral Agent has made no representation or warranty of any nature or kind relating to any possible recovery of any sums or the likelihood of any success in pursuing or enforcing any of the Creditor Rights.

(b)          Standard of Care. The Collateral Agent shall carry out the provisions of this Agreement and undertake any and all actions as the Collateral Agent may determine or elect to take in accordance with this Agreement, in pursuit and enforcement of the Creditor Rights, for the benefit of the Creditors, according to Collateral Agent’s reasonable good faith, unbiased prudence and discretion and the exercise of its reasonable business judgment; provided, however, Collateral Agent shall not have any liability to any Creditor whatsoever with respect to any action taken or omitted by Collateral Agent (except for its breach of obligation to distribute proceeds on a Pro-Rata Basis pursuant to or arising the Collateral to the Creditors), or any agents, representatives or counsel retained by Collateral Agent, under this Agreement, or in connection with Collateral Agent’s pursuit and enforcement of the Creditor Rights, including, without limitation, for any error in judgment or mistake of fact or law, except for liability arising from the gross negligence or willful misconduct of the Collateral Agent. Collateral Agent does not assume, and shall not have, any responsibility or liability, express or implied, for the enforceability or collectability of any of the Creditor Loan Documents, or the likelihood or timing of realization or recovery of any of the Creditor Rights.

(c)          Right to Use Third Parties. Subject to Section 6(a), the Collateral Agent may, when reasonable, exercise any of its rights, powers, and privileges under this Agreement and applicable law, or perform any of its duties under this Agreement, by or through its attorneys, advisors or agents.

(d)          Liability of Collateral Agent. Collateral Agent shall not be liable for any action taken or omitted to be taken by it under or in connection with this Agreement, so long as in accordance with the standards set forth in this Agreement. Without limiting the generality of the foregoing, Collateral Agent: (i) may consult with legal counsel, independent public accountants and other experts selected by Collateral Agent and shall not be liable for any action taken or omitted to be taken by it in accordance with the advice of such counsel, accountants or experts; and (ii) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate, or other instrument or writing (which may be made by fax, e-mail or other electronic means) believed by Collateral Agent to be genuine and signed or sent by the proper Persons.

(e)          Segregation of Funds. Any funds held by the Collateral Agent hereunder shall not be required to be segregated, except that Collateral Agent shall maintain detailed records of all receipts and disbursements associated with this Agreement or funds received hereunder. The Collateral Agent shall be under no liability for interest on any funds received by it hereunder.

(f)          Collateral Agent Liability. In the event any action to be undertaken by Collateral Agent hereunder requires Collateral Agent to expend any monies or to incur any fee or cost beyond the amount of funds that Collateral Agent may then be holding on behalf of the Creditors hereunder, Collateral Agent shall be entitled to refrain from taking any such action until it first receives the Required Funds in accordance with this Agreement, and Collateral Agent shall not have any liability to any Creditor with respect to any failure to undertake any action by Collateral Agent, its employees, agents, representatives or counsel, in connection with any of the Creditor Rights, or the enforcement or failure to enforce same, to the extent such failure was as a result of Collateral Agent not having or receiving the funds from the Creditors required and requested by Collateral Agent as contemplated by this Agreement. While no Creditor shall be obligated to pay for any cost or expense incurred by the Collateral Agent and/or other Creditor absent their express written pre-approval, the Collateral Agent reserves the right to not proceed with any action absent such agreed-upon payment.

(g)          Information; Knowledge. The Collateral Agent shall not be deemed to have knowledge of the occurrence of any default under any Creditor Loan Documents, unless as a Creditor itself, experiences the occurrence of Default first hand or as the Collateral Agent has received written notice from a Creditor specifying such default and expressly stating that such notice is a “notice of default”. In the event that the Collateral Agent receives such a notice, the Collateral Agent shall give reasonably prompt written notice thereof to the other Creditors and shall provide a copy of such notice to each Creditor. Collateral Agent may take such action

(but shall be under no obligation whatsoever to do so), or refrain from taking such action with respect thereto, as it shall deem advisable, acting in good faith and in accordance with the Standards of this Agreement, in the best interests of the Creditors to prevent waste or other deterioration, diminution in value or other loss of the Collateral. Except as expressly required by the terms and conditions of this Agreement, the Collateral Agent shall have no duty or responsibility to provide any Creditor with any information concerning the affairs, financial condition or business of the Company which may come into the possession of the Collateral Agent.

8.           Termination.

(a)          Unanimous Agreement. The Creditors may terminate this Agreement at any time upon unanimous written approval of all Creditors.

(b)          Effect of Termination. Upon a termination of this Agreement in accordance with Section 8(a) above, the Collateral Agent shall distribute any funds then in Collateral Agent’s possession that were collected by Collateral Agent in pursuit of the Creditor Rights, or otherwise received by Collateral Agent as Required Funds, to the Creditors pursuant to Section 12 below, and thereafter, this Agreement shall terminate and neither Creditor or Collateral Agent shall have any further obligation, each to the other, hereunder, except for any obligations or indemnities in this Agreement that specifically survive such termination.

(c)          Negative Covenant. Logic Works shall not, prior to (i) the termination of this Agreement and (ii) the full repayment and full satisfaction of all of the TCA Loan Documents, require any cash payment or repayment by any Credit Party to Logic Works in connection with the Logic Works Loan Documents or any other document. It is acknowledged and agreed that Logic Works shall be permitted to convert any and all debt under and pursuant to the Logic Works Loan Documents into common stock of the Company without restriction.

9.           Resignation. The Collateral Agent may resign and be discharged of its duties hereunder at any time by giving written notice of such resignation to all other Creditors, stating the date such resignation is to take effect. Within thirty (30) days of the giving of such notice of resignation, if Logic Works elects not to be the Collateral Agent, a successor collateral agent may be appointed by the unanimous approval of the Creditors. If a Collateral Agent is so elected it shall continue to serve until the effective date of its resignation or until its successor accepts the appointment, but Collateral Agent shall not be obligated to take any action hereunder during such period. If a successor Collateral Agent is not appointed, this Agreement shall terminate.

10.         Exculpation. The Collateral Agent shall not incur any liability whatsoever for taking any action, or for omitting to take any action, in accordance with the terms and provisions of this Agreement, for any mistake or error in judgment, for compliance with any applicable law or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this Agreement), unless occasioned by Collateral Agent’s gross negligence or willful misconduct; and each party hereto hereby waives any and all claims and actions of any nature or kind whatsoever against the Collateral Agent arising out of or related, directly or indirectly, to any or all of the foregoing acts, omissions and circumstances. Each

Creditor’s agreements and covenants under this Section 10 shall survive termination of this Agreement.

11.          Indemnification. Each of the Creditors (each to the extent of such Creditor’s Pro- Rata Share), hereby agrees to indemnify, reimburse and hold the Collateral Agent forever harmless from and against any and all claims, liabilities, losses and expenses of any nature or kind that may be imposed upon, incurred by, or asserted against it, arising out of or related to, directly or indirectly, this Agreement or the Collateral Agent’s duties and actions hereunder, except such as are occasioned by the Collateral Agent’s gross negligence or willful misconduct. Each Creditor’s indemnity obligations under this Section 11 shall survive termination of this Agreement.

12.          Distribution of Proceeds of Collateral. All proceeds of any realization or recovery on any of the Creditor Rights received by the Collateral Agent shall be allocated and distributed by the Collateral Agent within ten (10) business days after receipt thereof as follows:

(a)          First, to the extent outstanding, to the payment of all costs and expenses of the Collateral Agent or any attorneys, agents, experts, or other Persons retained by Collateral Agent hereunder, including, without limitation, any sums owing to the Collateral Agent under Section 6(d) above which have been expressly approved by written consent of the Creditors. To the extent that Logic Works has approved the costs and expenses, that amount shall be deducted from Logic Works Pro-Rata Share of the collections. To the extent that Logic Works does not approve of the costs and expenses, Logic Works shall not be liable for any deduction from the pro-rata amount of the collections due and owing to Logic Works for such costs and expenses.; and

(b)          Second, to each Creditor, in accordance with such Creditor’s Pro-Rata Share.

13.          Miscellaneous.

(a)          Notices. All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

If to Logic Works:	Logic Works, LLC
9616 Emeraude Avenue
Las Vegas, NV 89147
Attention: Rick Crespi, Manager
E-mail: rickcrespi@yahoo.com

With a copy to:	Mitchell Chait
E-mail: mitchchait@yahoo.com

If to TCA:	TCA Global Credit Master Fund, LP
3960 Howard Hughes Parkway, Suite 500
Las Vegas, NV 89169
Attention: Robert Press, Director
E-Mail: bpress@tcaglobalfund.com

With a copy to:	Lucosky Brookman LLP
101 Wood Avenue South, 5th Floor
Woodbridge, NJ 08830
Attn: Mr. Seth A. Brookman, Esq.
E-mail: sbrookman@lucbro.com

If to the Credit Parties:	GrowLife, Inc.
500 Union Street, Suite 810
Seattle, WA 98101
Attention: Marco Hegyi
E-mail: mhegyi@growlifeinc.com

With a copy to:	Horwitz & Armstrong, LLP
26475 Rancho Parkway South
Lake Forest, CA 92630
Attention: John Armstrong, Esq.
E-mail: jarmstrong@horwitzarmstrong.com

unless the address is changed by the party by like notice given to the other parties. Subject to Section 4(d), notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address below, then five (5) business days after return receipt has been executed by recipient Creditor; (ii) if by signed (1) return receipt, (2) FED EX, UPS or other nationally recognized overnight courier service or (3) hand messenger, three (3) business days after delivery date. Notwithstanding the foregoing, notice, consents, waivers or other communications referred to in this Agreement may be sent by any other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed that the notice has been received by the other party.

(b)          Entire Agreement. This Agreement, and the documents delivered pursuant hereto, if any, set forth all the promises, covenants, agreements, conditions and understandings between the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior and contemporaneous agreements, understandings, inducements or conditions, expressed or implied, oral or written, except as contained herein.

(c)          Binding Effect. This Agreement shall be binding upon the parties hereto, their respective successors and permitted assigns.

(d)          Amendment. The parties hereby irrevocably agree that no attempted amendment, modification, or change of this Agreement shall be valid and effective, unless all parties hereto shall unanimously agree in writing to such amendment, modification or change.

(e)          No Waiver. No waiver of any provision of this Agreement shall be effective, unless it is in writing and signed by the party against whom it is asserted, and any such written waiver shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing or future waiver.

(f)          Gender and Use of Singular and Plural. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties or their personal representatives, successors and assigns may require.

(g)          Execution. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Agreement, and same shall become effective when counterparts have been signed by each party and each party has delivered its signed counterpart to the other party. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

(h)          Headings. The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement.

(i)           Governing Law. This Agreement shall be construed in accordance with the laws of the State of Nevada, without regard to the principles of conflicts of laws. The parties further agree that any action between them shall be heard in Broward County, Florida and expressly consent to the jurisdiction and venue of the State and Federal Courts sitting in Broward County, Florida for the adjudication of any civil action asserted pursuant to this Agreement.

(j)           Further Assurances. The parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement.

(k)          Severability. If any one of the provisions contained in this Agreement, for any reason, shall be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall remain in full force and effect and be construed as if the invalid, illegal or unenforceable provision had never been contained herein.

(l)           No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(m)         WAIVER OF JURY TRIAL. EACH CREDITOR AND COLLATERAL AGENT, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, IRREVOCABLY, THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH ANY PARTIES HERETO ARE ADVERSE PARTIES.

[Signatures on the following page]

IN WITNESS WHEREOF, the parties hereto executed this Agreement effective as of the Effective Date.

LOGIC WORKS, LLC,
as Creditor

By:	/s/ Rick Crespi
Name: Rick Crespi
Title: Manager

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that _______________________, the _______________________ of Logic Works, LLC, a Nevada limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _______ day of _______________________, 20____.

Notary Public

My Commission Expires:

TCA GLOBAL CREDIT MASTER FUND, LP,
as Creditor and as Collateral Agent

By:	TCA Global Credit Fund GP, Ltd.
Its:	General Partner

By:	/s/ Robert Press
Robert Press, Director

The Credit Parties acknowledge and agree to any terms and provisions of this Agreement applicable thereto:

GROWLIFE, INC.

By:	/s/ Marco Hegyi
Name: Marco Hegyi
Title: President

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Marco Hegyi, the President of Growlife, Inc., a Delaware corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _______ day of _______________________, 20____.

Notary Public

My Commission Expires:

BUSINESS BLOOM INC.

By:	/s/ Marco Hegyi
Name:
Title:

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that _______________________, the _______________________of Business Bloom Inc., a California corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _______ day of _______________________, 20____.

Notary Public

My Commission Expires:

EVERGREEN GARDEN CENTERS LLC

By:	/s/ Marco Hegyi
Name: Marco Hegyi
Title: Manager

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that _______________________, the _______________________ of Evergreen Garden Centers LLC, a Delaware limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _______ day of _______________________, 20____.

Notary Public

My Commission Expires:

GROWLIFE HYDROPONICS, INC.

By:	/s/ Marco Hegyi
Name: Marco Hegyi
Title: CEO

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that _______________________, the ______________________ of Growlife Hydroponics, Inc., a Delaware corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _______ day of _______________________, 20____.

Notary Public

My Commission Expires:

ROCKY MOUNTAIN HYDROPONICS

By:	/s/ Marco Hegyi
Name: Marco Hegyi
Title: Manager

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that _______________________, the ______________________ of Rocky Mountain Hydroponics, a Colorado limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _______ day of _______________________, 20____.

Notary Public

My Commission Expires:

SG TECHNOLOGIES CORP.

By:	/s/ Marco Hegyi
Name:
Title:

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that _______________________, the _______________________ of SG Technologies Corp., a Nevada corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _______ day of _______________________, 20____.

Notary Public

My Commission Expires:

SOJA, INC.

By:	/s/ Marco Hegyi
Name:
Title:

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that _______________________, the _______________________ of Soja, Inc., a California corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _______ day of _______________________, 20____.

Notary Public

My Commission Expires:

GROWLIFE PRODUCTIONS INC.

By:	/s/ Marco Hegyi
Name:
Title:

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that _______________________, the _______________________ of Growlife Productions Inc., a California corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _______ day of _______________________, 20____.

Notary Public

My Commission Expires: